UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2005

                          CASCADE FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

              Washington                               000-25286                             91-1661954
    State of other jurisdiction of             (Commission File Number)         (IRS Employer Identification Number)
            incorporation
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                      2828 Colby Avenue, Everett, WA 98201
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (425) 339-5500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR
230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c)).


Item 5.02(b) Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers

      Henry M. Robinett has resigned from the Board of Directors of both Cascade Financial Corporation and its banking subsidiary, Cascade Bank (collectively "Cascade"), effective September 20, 2005, his seventy-fifth birthday, pursuant to Cascade policy. Prior to his retirement, Mr. Robinett served as a member of the Audit and Finance Committee and was Vice Chair of the Loan Committee of Cascade Bank.

      The Corporate Governance and Nominating Committee has not yet identified a possible successor to Mr. Robinett.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated: September 20, 2005

                                       By:      /s/ Carol K. Nelson
                                          --------------------------------------

                                       Its:     President and CEO
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